                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated March 26, 1999 included in R&B Falcon Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


   ARTHUR ANDERSEN LLP
-----------------------------------

Houston, Texas
May 25, 1999